UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2010

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2010, the Board of Directors of Triumph Group, Inc. (the “Company”) adopted the Triumph Group Executive Incentive Plan (the “Incentive Plan”).  The Incentive Plan is designed to promote the achievement of the Company’s short- and long-term, targeted business objectives by providing competitive incentive reward opportunities to those selected executive officers who can significantly impact the Company’s performance.  The Company believes the Incentive Plan enhances the Company’s ability to attract, develop and motivate individuals as members of a talented management team while aligning their interest with those of the stockholders.

Participation in the Incentive Plan is limited to senior executives of the Company who are designated as eligible for participation by the Compensation and Management Development Committee of the Board of Directors (the “Committee”).  Participant eligibility shall be determined by the Committee no later than 90 days after the beginning of each plan year.

Each award period under the Incentive Plan shall be a three-year period, which shall include a one-year performance period as the first year of such period.  The Committee shall establish a target incentive award and performance goals, consistent with the Incentive Plan and in accordance with Section 162(m) of the Internal Revenue Code, for each incentive award made under the Incentive Plan.

At the end of each performance period, the Committee shall determine each participant’s earned incentive award, if any, based on the attainment of the performance goals during the performance period.  Earned incentive awards may be made at a target level (the established performance goals are met at the 100% level), threshold level (the established performance goals are met such that 50% of the target incentive award is earned) and overachievement level (the established performance goals are exceeded such that 200% of the target incentive award is earned).  Performance between the threshold, target and overachievement performance levels shall be linear. No award will be earned under the Incentive Plan for an award period if threshold is not met, and no award shall be earned that exceeds 200% of the target incentive award.

Once an incentive award is determined to have been earned, the value of such earned incentive award shall be divided between an earned cash award, equal to 30% of the value of the earned incentive award, and an earned stock award, equal to 70% of the value of the earned incentive award.  The earned stock award shall consist of a Stock Award made under the Company’s 2004 Stock Incentive Plan.  The earned cash award shall not be paid until the end of the three-year award period, and the earned stock award shall be subject to forfeiture and transfer restrictions through the end of the three-year award period.  In addition, one-third of each earned incentive award (both the cash and stock components) is subject to forfeiture if the threshold performance is not attained, on average, over the three-year award period.

If the participant terminates his or her employment with the Company prior to the payment date for an incentive award, other than in the event of death, disability or retirement, or if a participant’s employment is terminated by the Company for any reason during the three-year award period, the incentive award for such award period will be forfeited.  In addition, if a participant’s employment is terminated by the Company for “cause” (as defined in the Incentive Plan) after the end of an award period but before the incentive award is paid, such award will also be forfeited.  A participant whose employment terminates because of death, disability or retirement after the end of the one-year performance period but before the end of the three-year award period will be entitled to payment of an incentive award at the same time, on the same terms, and subject to the same conditions, as if he or she had remained employed by the Company through the end of the award period.  In the event of a change in control, as defined in the Incentive Plan, payment of incentive awards are accelerated to the date of the change in control.

No shares of the Company’s common stock are reserved for issuance under the Incentive Plan; any shares issued with respect to an award under the Incentive Plan will be issued under the Company’s 2004 Stock Incentive Plan.

The foregoing is a summary of the material provisions of the Incentive Plan.  The Company will file the Incentive Plan as an exhibit to its Quarterly Report on Form 10-Q for the second quarter ended September 30, 2010.

Item 5.07               Submission of Matters to a Vote of Security Holders.

The 2010 annual meeting of stockholders of the Company was held on September 28, 2010 (the “Annual Meeting”).  The total number of shares represented at the Annual Meeting in person or by proxy was 24,194,998 of the 24,347,951 shares of common stock outstanding and entitled to vote at the Annual Meeting.

The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matter, where applicable, are set forth in the table below.  With respect to the election of Paul Bourgon, Elmer L. Doty, Ralph E. Eberhart, Richard C. Gozon, Richard C. Ill, Claude F. Kronk, Adam J. Palmer, Joseph M. Silvestri, and George Simpson as directors for a term ending at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified, each nominee for director received the number of votes set forth opposite his name.

	Number of Votes
	Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
1. Election of Directors:
Paul Bourgon	22,187,850.145500	113,195.153200	—	838,122
Elmer L. Doty	22,039,051.897800	261,993.400900	—	838,122
Ralph E. Eberhart	22,207,363.081700	93,682.217000	—	838,122
Richard C. Gozon	21,858,580.797400	442,464.501300	—	838,122
Richard C. Ill	21,781,127.525500	519,917.773200	—	838,122
Claude F. Kronk	22,028,597.678900	272,447.619800	—	838,122
Adam J. Palmer	22,186,796.081700	114,249.217000	—	838,122
Joseph M. Silvestri	22,194,611.081700	106,434.217000	—	838,122
George Simpson	22,204,005.145500	97,040.153200	—	838,122
2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011.	22,939,426.088500	197,557.588700	2,183.621500	0

On the basis of the above votes, (i) Paul Bourgon, Elmer L. Doty, Ralph E. Eberhart, Richard C. Gozon, Richard C. Ill, Claude F. Kronk, Adam J. Palmer, Joseph M. Silvestri, and George Simpson were each duly elected as directors for a term ending at the Company’s next annual meeting of stockholders and until their successors are duly elected and qualified and (ii) the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011 was adopted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2010		TRIUMPH GROUP, INC.

	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel and Secretary